                                                                   EXHIBIT 4.5
                    NOTATION OF SENIOR SUBSIDIARY GUARANTEE


          For value received, each Senior Note Guarantor (which term includes any successor Person under the Senior Note Indenture) has, jointly and severally, unconditionally guaranteed, to the extent set forth in the Senior
Note Indenture and subject to the provisions in the Senior Note Indenture dated as of May 19, 1998 (the "SUPPLEMENTAL SENIOR NOTE INDENTURE") among P&L Coal Holdings Corporation, the Senior Note Guarantors listed on Schedule I thereto and State Street Bank and Trust Company, as Senior Note Trustee (the "SENIOR NOTE TRUSTEE"), (a) the due and punctual payment of the principal of, premium, if any, and interest on the Senior Notes (as defined in the Senior Note Indenture), whether at maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on overdue principal and premium, and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Holders or the Senior Note Trustee all in accordance with the terms of the Senior Note Indenture and (b) in case of any extension of time of payment or renewal of any Senior Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. The obligations of the Senior Note Guarantors to the Holders of Senior Notes and to the Senior Note Trustee pursuant to the Senior Subsidiary Guarantee and the Senior Note Indenture are expressly set forth in Article 10 of the Senior Note Indenture and reference is hereby made to the Senior Note Indenture for the precise terms of the Senior Subsidiary Guarantee. Each Holder of a Senior Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Senior Note Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Senior Note Indenture and (c) appoints the Senior Note Trustee attorney-in-fact of such Holder for such purpose; provided, however, that the Indebtedness evidenced by this Senior Subsidiary Guarantee shall cease to be so subordinated and subject in right of payment upon any defeasance of this Senior Note in accordance with the provisions of the Senior Note Indenture.

          (Signatures on following page)

                             ARID OPERATIONS, INC.



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              DARIUS GOLD MINE, INC.



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President


                              COLONY BAY COAL COMPANY
                                 By: Charles Coal Company



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President


                              GOLD FIELDS CHILE, S.A.



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              GOLD FIELDS MINING CORPORATION



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              GOLD FIELDS OPERATING CO.-ORTIZ



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President


                              PEABODY AMERICA, INC.



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President


                              PEABODY HOLDING COMPANY, INC.



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President


                              AFFINITY MINING COMPANY



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              BIG SKY COAL COMPANY



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              BLACKROCK FIRST CAPITAL CORPORATION



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President


                              BLUEGRASS COAL COMPANY



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President


                              CABALLO COAL COMPANY



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President


                              CHARLES COAL COMPANY



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              COAL PROPERTIES CORP.



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              COOK MOUNTAIN COAL COMPANY



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President


                              COTTONWOOD LAND COMPANY



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President


                              EACC CAMPS, INC.



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President


                              EASTERN ASSOCIATED COAL CORP



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              EASTERN ROYALTY CORP.



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              GRAND EAGLE MINING, INC.



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              HAYDEN GULCH TERMINAL, INC.



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              INDEPENDENCE MATERIAL HANDLING
                              COMPANY



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              INTERIOR HOLDINGS CORP.



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              JAMES RIVER COAL TERMINAL COMPANY



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              JUNIPER COAL COMPANY



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              KAYENTA MOBILE HOME PARK, INC.



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              MARTINKA COAL COMPANY



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              MIDCO SUPPLY AND EQUIPMENT CORPORATION



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              MIDWEST COAL RESOURCES, INC.



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              MOUNTAIN VIEW COAL COMPANY



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              NORTH PAGE COAL CORP.



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              OHIO COUNTY COAL COMPANY



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              PATRIOT COAL COMPANY L.P.
                                 By: Bluegrass Coal Company



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              PEABODY COALSALES COMPANY



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              PEABODY COALTRADE, INC.



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              PEABODY COAL COMPANY



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              PEABODY DEVELOPMENT COMPANY



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              PEABODY ENERGY SOLUTIONS, INC.



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              PEABODY NATURAL RESOURCES COMPANY
                                 By: Gold Fields Mining Corp.



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              PEABODY TERMINALS, INC.



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              PEABODY VENEZUELA COAL CORP.



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              PEABODY WESTERN COAL COMPANY



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              PINE RIDGE COAL COMPANY



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              POWDER RIVER COAL COMPANY



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              RIO ESCONDIDO COAL CORP.



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              SENECA COAL COMPANY



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              SENTRY MINING COMPANY



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              SNOWBERRY LAND COMPANY



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              STERLING SMOKELESS COAL COMPANY



                              By: /s/ James C. Sevem
                                 ---------------------------------
                                 Name: James C. Sevem
                                 Title: Vice President

                              THOROUGHBRED, L.L.C.
                                 By: Peabody Holding Company



                              By: /s/ Christopher G. Farrand
                                 ---------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              P & L COAL HOLDINGS CORPORATION

                              By: /s/ Felix Herlihy
                                 ---------------------------------
                                 Name:  Felix Herlihy
                                 Title: Vice President, Treasurer and
                                        Assistant Secretary

                              STATE STREET BANK AND TRUST COMPANY
                               as Senior Note Trustee

                              By: /s/ Philip G. Kane, Jr.
                                 ---------------------------------
                                 Name: Philip G. Kane, Jr.
                                 Title: Vice President

SCHEDULE I

                      SCHEDULE OF SENIOR NOTE GUARANTORS

          The following schedule lists each Senior Note Guarantor under the Senior Note Indenture as of May 19, 1998:

Arid Operations Inc., a Delaware corporation.

Darius Gold Mine, Inc., a Delaware corporation.

1. Gold Fields Chile, S.A., a Delaware corporation.

Gold Fields Mining Corporation, a Delaware corporation.

2. Gold Fields Operating Co.- Ortiz, a Delaware corporation.

3. Peabody America, Inc., a Delaware corporation.

4. Peabody Holding Company, Inc., a New York corporation.

5. Affinity Mining Company, a West Virginia corporation.

6. Big Sky Coal Company, a Delaware corporation.

7. Blackrock First Capital Corporation, a West Virginia corporation.

8. Bluegrass Coal Company, a Delaware corporation.

9. Caballo Coal Company, a Delaware corporation.

10.Charles Coal Company, a Delaware corporation.

11.Coal Properties Corp., a Delaware corporation.

12.Cook Mountain Coal Company, a Delaware corporation.

13.Cottonwood Land Company, a Delaware corporation.

14.EACC Camps, Inc., a West Virginia corporation.

15.Eastern Associated Coal Corp, a West Virginia corporation.

16.Eastern Royalty Corp., a Delaware corporation.

17.Grand Eagle Mining, Inc., a Kentucky corporation.

18.Hayden Gulch Terminal, Inc., a Delaware corporation.

19.Independence Material Handling Company, a Delaware corporation.

20.Interior Holdings Corp., a Delaware corporation.

21.James River Coal Terminal Company, a Delaware corporation.

22.Juniper Coal Company, a Delaware corporation.

23.Kayenta Mobile Home Park, Inc., a Delaware corporation.

24.Martinka Coal Company, a Delaware corporation.

25.Midco Supply and Equipment Corporation, an Illinois corporation.

26.Midwest Coal Resources, Inc., a Delaware corporation.

27.Mountain View Coal Company, a Delaware corporation.

28.North Page Coal Corp., a West Virginia corporation.

29.Ohio County Coal Company, a Kentucky corporation.

30.Patriot Coal Company, L.P., a Delaware limited partnership.

31.Peabody COALSALES Company, a Delaware corporation.

32.Peabody COALTRADE, Inc., a Delaware corporation.

33.Peabody Coal Company, a Delaware corporation.

34.Peabody Development Company, a Delaware corporation.

35.Peabody Energy Solutions, Inc., a Delaware corporation.

36.Peabody Natural Resources Company, a Delaware general partnership.

37.Peabody Terminals, Inc., a Delaware corporation.

38.Peabody Venezuela Coal Corp., a Delaware corporation.

39.Peabody Western Coal Company, a Delaware corporation.

40.Pine Ridge Coal Company, a Delaware corporation.

41.Powder River Coal Company, a Delaware corporation.

42.Rio Escondido Coal Corp., a Delaware corporation.

43.Seneca Coal Company, a Delaware corporation.

44.Sentry Mining Company, a Delaware corporation.

45.Snowberry Land Company, a Delaware corporation.

46.Sterling Smokeless Coal Company, a West Virginia corporation.

47.Thoroughbred, L.L.C., a Delaware limited liability company.

48.Colony Bay Coal Company, a West Virginia partnership